UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.01 per share	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2021 (the “Grant Date”), following the re-election of directors at the 2021 annual meeting of stockholders of Marchex, Inc. (“Marchex”), Marchex granted each of Marchex’s directors (i) 15,000 restricted shares of Class B common stock at a purchase price of $.01 per share; and (ii) 20,000 options at an exercise price of $3.02 per share, the exercise price being the closing price of Marchex’s stock on the Grant Date, in each case under Marchex’s 2012 Stock Incentive Plan as compensation for their annual board service. Fifty percent (50%) of such shares of restricted stock and options shall vest on the first and second annual anniversaries of the Grant Date, respectively, and with vesting in full upon a Change in Control (as defined in such restricted stock and option agreements), in each case assuming continued service on Marchex’s Board of Directors for such period. In addition, Marchex agreed to pay each non-employee director $7,500 in cash per quarter for the independent directors’ annual board service.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On October 1, 2021, Marchex held its 2021 annual meeting of stockholders (the “Annual Meeting”). Holders of Class A common stock are entitled to twenty-five (25) votes per share and holders of Class B common stock are entitled to one (1) vote per share and vote together as a single class on all matters (including election of directors) submitted to a vote of stockholders, unless otherwise required by law. At the Annual Meeting, the stockholders elected each director nominee to the Board of Directors by the following votes as certified by Computershare, Inc., Marchex’s transfer agent, as tabulator (“Computershare”):

Nominee	For	Withheld	Broker Non-Votes
Dennis Cline	136,919,150	2,037,763	9,363,183
Donald Cogsville	137,018,815	1,938,098	9,363,183
Russell C. Horowitz	138,927,300	29,613	9,363,183
M. Wayne Wisehart	138,036,568	920,345	9,363,183

At the Annual Meeting, the stockholders voted on the other proposals as follows as certified by Computershare:

•

Stockholders ratified the appointment of Moss Adams LLP as the independent registered public accounting firm for Marchex for the fiscal year ending December 31, 2021 (with shares representing 147,209,121 votes voting for, 1,101,016 votes against, and 9,599 votes abstaining).

•

Stockholders approved the Marchex, Inc. 2021Stock Incentive Plan (with shares representing 132,032,269 votes voting for, 6,752,346 votes against, 172,298 votes abstaining, and 9,363,183 broker non-votes).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: October 4, 2021	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Co-CEO (Principal Executive Officer for SEC reporting purposes)